EXCEL TECHNOLOGY, INC.
                            41 Research Way
                         E. Setauket NY  11733

                     ..............................

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 24, 1998

                     ..............................

To the Stockholders of

      EXCEL TECHNOLOGY, INC.

      Notice is hereby given that the Annual Meeting of Stockholders of Excel Technology, Inc. (the "Company") will be held at the offices of Excel Technology, Inc., 780 Third Ave., New York, New York 10017, on June 24, 1998, at 10:00 A.M. EST, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.     To ratify and approve the Company's 1998 Stock Option Plan; and

3. To ratify the selection by the Board of Directors of KPMG Peat Marwick, LLP to serve as independent auditors for the year ending
December 31, 1998; and

4. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on May 11, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

      Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

      All stockholders are cordially invited to attend this meeting.

                                       By Order of the Board of Directors

                                       /s/ Antoine Dominic
                                       ..................................
                                       Antoine Dominic,
                                       Secretary

April 27, 1998


        IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED
                         AND RETURNED PROMPTLY.


                         EXCEL TECHNOLOGY, INC.
                             41 Research Way
                         E. Setauket  NY  11733
                        ........................

                            PROXY STATEMENT
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE  , 1998

                        ........................

                 SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with the solicitation by the Board of Directors of Excel Technology, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Stockholders of the Company (the "Meeting") to be held on June 24, 1998, at 10:00 A.M. EST, at the offices of Excel Technology, Inc., 780 Third Ave., New York, New York 10017 and any adjournments thereof.

     A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary of the Company before the Meeting, and any stockholder present at the Meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy FOR the election of the nominees for directors named herein, FOR the proposed ratification and approval of the Company's 1998 Stock Option Plan, FOR the ratification of the appointment of KPMG Peat Marwick, LLP as the Company's independent auditors for the year ending December 31, 1998, and as recommended by the Board of Directors with regard to all other matters, or, if no such recommendation is given, in the discretion of the named proxy.

     The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company may also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of common stock, par value $.001 per share, of the Company (the "Common Stock"), and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is May 15, 1998.

     Only stockholders of record at the close of business on May 11, 1998 will be entitled to notice of, and to vote at, the Meeting. At the close of business on April 23, 1998, the Company had issued and outstanding 11,305,467 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote and a vote of the majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. Abstentions and broker non-votes each shall be included as shares present and voting for purposes of determining whether a quorum is present at the Meeting. Each vote is tabulated separately. Abstentions shall be counted as votes cast on proposals presented to stockholders, whereas broker non-votes shall not be counted as votes cast for purposes of determining whether a proposal has been approved.


                  NOMINATION AND ELECTION OF DIRECTORS

      Five persons, all of whom are members of the present Board of Directors, are nominees for election to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the Meeting for the election of the five nominees named below. If any nominees, for any reason presently unknown to the Company, should refuse or be unable to serve, the shares represented by the proxies will be voted by such person as shall be designated by the Board of Directors to replace any such nominee.

      The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons:
                                                                Director
Nominee                  Age             Office                   Since
 .......                  ...             ......                 ........

J. Donald Hill           65      Chairman of the Board,           1996
                                 Chief Executive Officer
Antoine Dominic          36      President, Chief Operating       1996
                                 Officer, Secretary and Director

Steven Georgiev          64      Director                         1991

Howard S. Breslow        57      Director                         1996

Jan A. Melles            57      Director                         1996


      Mr. Hill became Chairman, Chief Executive Officer and a director of the Company in January 1996. In addition, he has been President of the Company since August 1994. Mr. Hill had also served as Chief Financial Officer of the Company from January 1994 until March 1995, and was President of Quantronix Corporation ("Quantronix"), a subsidiary of the Company, from November 1992 until January 1996. Mr. Hill was a business consultant to Quantronix, a company acquired by the Company, from February 1992 to November 1992. From January 1991 to October 1991, Mr. Hill was Chief Executive Officer of Medstone International, Inc., a company engaged in the manufacture, marketing and sale of shock wave therapy devices. From 1988 to 1990, he was Director of Corporate Finance at Weeden & Co., an investment firm and member of the New York Stock Exchange. Mr. Hill served as Vice Chairman of First Affiliated Securities, Inc. from 1978 to 1988, and from 1966 to 1977 was a General Partner of Loeb, Rhoades & Company. Mr. Hill currently serves as a director of Cryomedical Sciences, Inc., a publicly-held company engaged in the development and sale of medical devices.

      Mr. Dominic was named President and Chief Operating Officer of the Company on February 17, 1998 and has been a director of the Company since January 1996. He joined the Company as Chief Financial Officer in March 1995. In addition to his functions as Chief Financial Officer of the Company, he has been President of Quantronix, a subsidiary of the Company, since January 1996. From June 1992 to January 1995, Mr. Dominic was Executive Vice President, Chief Financial Officer and Director of:
CompuDyne Corporation, a high technology Defense manufacturer of data acquisition equipment and access control systems; and Corcap Inc., a holding company; both are related publicly-held companies. From March 1990 to June 1992, Mr. Dominic was the Chief Financial Officer for CompuDyne Corporation and Corcap Inc. From August 1987 to March 1990, Mr. Dominic was Chief Financial Officer of Quanta Systems Corporation, a division of CompuDyne Corporation. Mr. Dominic holds a B.S. in accounting, an M.B.A. and is a non-practicing CPA.

      Mr. Georgiev has been a director of the Company since December 1991. He currently serves on the Boards of three other publicly trading companies, namely American Materials and Technologies Corp., DynaGen, Inc. and Senetek, PLC. From 1993 to 1997 he served as Chairman and CEO of Palomar Medical Technologies, Inc. ("Palomar"), a biotechnology company. Since 1988, he has acted as a business and management consultant to several high technology companies, including EG&G, Inc., Cybernetics Products, Inc., Camber, Inc., Dynatrend, Inc. and Palomar. From 1972 to 1975, and later from 1978 to 1988, Mr. Georgiev was Chairman, President and Treasurer of Dynatrend, Inc., which specializes in providing engineering and program management services primarily to the United States Government. From 1961 to 1972 and later from 1975 to 1978, Mr. Georgiev held a variety of positions with Avco Systems, a high technology aerospace business, including Project Director - Missile Systems; Director of Engineering; Director of Advanced Programs; and Vice President - Marketing and Planning. Since 1980, Mr. Georgiev also has been involved in the start-up and subsequent development of several companies. Mr. Georgiev has a B.S. degree in engineering physics and an M.S. degree in management.

      Mr. Breslow has been a director of the Company since January 1996. He has been a practicing attorney in New York City for more than 29 years and is a general partner of the law firm of Breslow and Walker, LLP, New York, New York, which firm serves as general counsel to the Company. Mr. Breslow currently serves as a director of FIND/SVP, Inc., a publicly-held company engaged in the development and marketing of information services and products; Cryomedical Sciences, Inc., a publicly-held company engaged in the development and sale of medical devices; Vikonics, Inc., a publicly-held company engaged in the design and sale of computer-based security systems; and Lucille Farms, Inc., a publicly-held company engaged in the manufacture and marketing of dairy products.

      Mr. Melles has been a director of the Company since December 3, 1996. Since 1993, Mr. Melles has been President and sole shareholder of Photonics Investments, BV, which is engaged in investments in, and mergers and acquisitions of, photonics companies. Form 1988 to 1992, he served as Chief Executive Officer of Melles Griot, Inc., a division of J. Bibby & Sons, PLC. Mr. Melles co-founded Melles Griot, Inc. in 1969 and sold it to J. Bibby & Sons, PLC in 1988. Mr. Melles currently serves as a director of Dynasil Corporation, a public company which is primarily engaged in the business of fiber optics. Mr. Melles also serves as a director of Gooch and Housego, PLC, a privately held company which is a supplier to the Company.

      The Company compensates non-employee directors for their services in such capacity at the rate of $500 per Board of Directors' meeting attended. Pursuant to the Company's 1990 Stock Option Plan, members of the Board of Directors receive an automatic grant of non-incentive options to purchase 10,000 shares of Common Stock on the date of the Company's Annual Stockholder's Meeting, at an exercise price equal to the fair market value on such date.

      The Board of Directors held three meetings during the year ended December 31, 1997, which were attended by all of the directors, and acted by unanimous consent on two occasions. The Company's audit committee, comprised of Messrs. Steven Georgiev and Howard Breslow held no meetings during the year ended December 31, 1997. The Audit Committee reviews the adequacy of the Company's internal controls and meets periodically with management and the independent auditors. The Company has a stock option committee comprised of Steven Georgiev and Howard Breslow; it has no standing nominating or compensation committee.


            EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

      The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at it first meeting following the Annual Meeting of Stockholders. All of the Company's executive officers, as well as three significant employees, are listed in the following table, and certain information concerning such significant employees follows the table:

Name                 Age                   Position
 .......              ...                   ........

J. Donald Hill        65    Chief Executive Officer of the Company

Antoine Dominic       36    President, Chief Operating Officer and
Secretary of the Company; President,
Quantronix Corporation

William B. McIntyre   61    President, The Optical Corporation

Angelo Chiodo         53    President, Control Laser Corporation

David R. Howell       43    President, Cambridge Technology, Inc.

Francis Dominic       39    President, Photo Research, Inc.


      Mr. McIntyre has been President of The Optical Corporation, a subsidiary of the Company, since 1989. Prior to this post he served for four years as Senior Vice President of Micromation, Inc., a computer manufacturer. Mr. McIntyre has held various engineering production positions with Boeing, Melabs, Chromatix and Biogenesis. Mr. McIntyre holds a B.S. and M.S. in electrical engineering.

      Mr. Chiodo been President of Control Laser Corporation (Control Laser"), a subsidiary of the Company, since September 1997. He joined Control Laser in 1983 as Engineering Manager and was made Director of Engineering in 1986. Previously, Mr. Chiodo was head of Development Engineering for TRW Electronics. Prior to that, he was head of Development Engineering for General Dynamics. Mr. Chiodo holds a B.S. degree in Engineering.

      Mr. Howell has been President of Cambridge Technology, Inc. ("Cambridge"), a subsidiary of the Company, since February 1997. He joined Cambridge in January 1994 as General Manager, and was promoted to Vice President in 1996. Previously, Mr. Howell was the Director of Marketing and Operations of Phoenix Electronic Enterprises, Inc. in Highland, New York and prior to that, he spent three years as the General Manager of Phoenix's New Mexico subsidiary. In the 1980's Mr. Howell worked for Digital Equipment Corporation in Corporate Administration and Small Systems Engineering. Mr. Howell holds a B.A., an M.B.A. and a J.D.

     Mr. Francis Dominic has been President of Photo Research, Inc. ("Photo Research"), a subsidiary of the Company, since November 1996. Previously, since 1988, he was Vice President and General Manager of Seth-Cole a manufacturer of reprographics and graphic arts media. He holds a B.S. degree in Engineering and an M.B.A.


          BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

      The following table sets forth, as of April 23, 1998, certain information, based upon publicly available filings, regarding the beneficial ownership of Common Stock by each person owning more than 5% of the outstanding Common Stock, each director, and all directors and executive officers as a group:


            Name                 Number
(and Address of 5% Holders)     Owned  (1)           Percentage of Class
 ...........................    ...........           ...................

Smith Barney Mutual Funds
  Management Inc.              680,000 (2)                   6.0%
388 Greenwich Street
New York, NY 10013

Smith Barney, Inc.             746,382 (3)                   6.6%
388 Greenwich Street
New York, NY 10013

Smith Barney Holdings Inc.   1,426,382 (4)                  12.6%
388 Greenwich Street
New York, NY 10013

Travelers Group Inc.         1,426,382 (4)                  12.6%
388 Greenwich Street
New York, NY 10013


J. Donald Hill                 352,600 (5)                   3.1%

Antoine Dominic                130,000 (6)                   1.1%

Steven Georgiev                 20,000 (6)               less than 1%

Howard S. Breslow               52,000 (7)               less than 1%

Jan A. Melles                   13,000 (6)               less than 1%


Executive officers and
  directors as a group
  (five persons)               567,000 (8)                   5.0%


(1) Unless otherwise indicated below, all shares are owned beneficially and of record.
(2) Based on Amendment No. 6 to the Schedule 13G filed by Smith Barney Mutual Funds Management Inc. ("MFM"), Smith Barney Inc. ("SB"), Salomon Smith Barney Holdings Inc. ("SSB Holdings"), and Travelers Group Inc. ("TRV"), MFM has shared voting power and dispositive power with respect 680,000 shares of Common Stock. SSB Holdings is the sole stockholder of MFM, and TRV is the sole stockholder of SSB Holdings.
(3) Based on Amendment No. 6 to the Schedule 13G filed by Smith Barney Mutual Funds Management Inc. ("MFM"), Smith Barney Inc. ("SB"), Salomon Smith Barney Holdings Inc. ("SSB Holdings"), and Travelers Group Inc. ("TRV"), SB has shared voting power and dispositive power with respect 746,382 shares of Common Stock. SSB Holdings is the sole common stockholder of SB, and TRV is the sole stockholder of SSB Holdings.
(4) Based on Amendment No. 6 to the Schedule 13G filed by Smith Barney Mutual Funds Management Inc. ("MFM"), Smith Barney Inc. ("SB"), Salomon Smith Barney Holdings Inc. ("SSB Holdings"), and Travelers Group Inc. ("TRV"), SSB Holdings and TRV each have shared voting power and dispositive power with respect 1,426,382 shares of Common Stock. SSB Holdings is the sole stockholder of MFM and sole common stockholder of SB, and TRV is the sole stockholder of SSB Holdings.
(5) Includes 220,000 shares of Common Stock underlying currently exercisable stock options.
(6)   Consists of currently exercisable non-incentive stock options.
(7) Includes 20,000 shares of Common Stock underlying currently exercisable stock options.
(8)   Includes the 403,000 shares underlying stock options



                          EXECUTIVE COMPENSATION

      The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three years to the Company's Chief Executive Officer and to the executive officers of the Company (other than the Chief Executive Officer) who received salary and bonus payments in excess of $100,000 in 1997.


EXECUTIVE COMPENSATION

                                                                        Long
Term Compensation

 .................................
                                       Annual Compensation
Awards            Payouts
                                  .............................
 .......................    .......
                                                         Other
Securities                All
                                                         Annual    Restricted
Underlying               Other
        Name and                                         Compen-     Stock
Options/       LTIP     Compen-
        Principal                  Salary      Bonus     sation     Award(s)
SARs        Payout    sation
        Position           Year      $           $          $          $
#           $         $
 .......................... ....   .........   ........   .......   ..........
 ..........    ......   ........

J. Donald Hill <F1>        1997   $223,000   $469,000       0         0
110,000 <F3>    0         0
  Chief Executive Officer  1996   $195,314   $223,892       0         0
310,000 <F3>    0         0
  Excel Technology, Inc.   1995   $150,000   $114,000    $6,000       0
0            0         0

Antoine Dominic <F2>       1997   $193,000   $469,000       0         0
85,000 <F3>    0         0
  President, Chief,        1996   $161,533   $223,392       0         0
235,000 <F3>    0         0
  Operating Officer        1995   $ 91,000   $105,000       0         0
100,000 <F3>    0         0
  Excel Technology, Inc.

<F1>  Mr. Hill was appointed CEO and Chairman of the Company effective
January 15, 1996.
<F2>  Mr. Dominic was named Chief Operating Officer of the Company on
February 17, 1998.
<F3>  Represents options to acquire shares of Common Stock.

       REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      The Company is engaged in a highly competitive industry and must attain high levels of quality and safety in the design, production and servicing of its products. In order to succeed, the Board of Directors of the Company believes that it must be able to attract and retain qualified experienced executives. To achieve this goal, the Company has offered competitive executive compensation to attract and retain key executives in growth companies in related industries. Executive compensation has also been structured to align management's interest with the success of the Company by making a portion of compensation dependent on the success of the Company. In this connection, the Board has approved a bonus plan for its executive officers, subject to minimum profitability as a percentage of sales, to be paid quarterly.

      During 1996, the entire Board of Directors held primary responsibility for determining executive compensation levels. The Board as a whole has maintained a philosophy that compensation of executive officers, specifically including that of the Chief Executive Officer and Chief Financial Officer, should be directly linked to operating achievements and to a lesser extent stock performance.

      In addition, the Company has utilized stock options to link executive compensation to stock performance. Executive officers, namely the Chief Executive Officer and Chief Operating Officer, have been granted stock options so that they will benefit financially from the long term success of the Company and increases in the price of the Common Stock.

                                                 J. Donald Hill, Chairman
                                                 Antoine Dominic
                                                 Steven Georgiev
                                                 Howard S. Breslow
                                                 Jan A. Melles



                      OPTION GRANTS DURING 1997

         The following table provides information related to options granted to the named executive officers during the year ended December 31, 1997:



Potential Realizable

Value at Assumed

Annual Rates of Stock

Price Appreciation for
                                                 Individual Grants
Option Term <F1>
 .....................................................................
 ........................
                     Number of        % of Total
                       Shares        Options/SARs
                     Underlying        Granted to       Exercise or
                    Option/SARs        Employees         Base Price
Expiration
Name                Granted <F2>    in Fiscal Year      $/Share <F3>
Date             5%         10%
 ................   ............     ...............  ...............
 ................    ........   ..........
J. Donald Hill        110,000            36%          $10.375           July
10, 2007       $717,726   $1,818,858
Antoine Dominic        85,000            28%          $10.375           July
10, 2007       $554,606   $1,405,481

<F1>  The potential realizable value portion of the foregoing table illustrates value that might be received upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options.
<F2>  Options to acquire shares of Common Stock.
<F3>  The exercise price equaled the fair market value of the Common Stock on the date of grant.


                     OPTION EXERCISES DURING 1997
                      AND YEAR END OPTION VALUES

The following table provides information related to options exercised by the executive officers during 1997 and the number and value of options held at year end. The Company does not have any outstanding stock appreciation rights.




Value of Unexercised
                                                               Number of
Unexercised           In-the-Money

Option/SARs                Options/SARs
                                                                 at Fiscal
Year End      at Fiscal Year End ($)<F1>


 ...........................  ..........................
                        Shares Acquired    Value Realized
Names                   on Exercise (#)         ($)         Exercisable
Unexercisable   Exercisable  Unexercisable
 ...............         ...............    ..............  ............
 ..............  ............ ..............
J. Donald Hill          150,000            $1,383,250       120,000
300,000        $92,500      $900,000
Antoine Dominic         140,000            $  933,715        21,667
258,333        $29,377      $919,998

<F1>  The closing price for the Common Stock as reported on the NASDAQ
National Market System on December 31, 1997 was $11.125. Value is calculated on the basis of the difference between the option exercise price and $11.125 multiplied by the number of shares of Common Stock underlying the option if the closing price is greater than the option exercise price.

                  EMPLOYMENT AND RELATED AGREEMENTS

    In January 1996, the Company and J. Donald Hill entered into a three-year employment agreement. Effective July 10, 1997, Mr. Hill receives a base salary of $250,000 per annum, subject to annual review, and is eligible to receive bonus compensation in accordance with corporate bonus plans adopted by the Board from time to time. The agreement provides that in the event the Company terminates Mr. Hill's employment without cause, he is entitled to receive his base salary for a period of two years from termination

     In January 1996, the Company and Antoine Dominic entered into a three-year employment agreement. Effective July 10, 1997, Mr. Dominic receives a base salary of $225,000 per annum, subject to annual review, and is eligible to receive bonus compensation in accordance with corporate bonus plans adopted by the Board from time to time. The agreement provides that in the event the Company terminates Mr. Dominic's employment without cause, he is entitled to receive his base salary for a period of two years from termination.

                       STOCK PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from 1992 through the end of 1997, with the cumulative total return on the NASDAQ Composite Index and the Company Peer Group. The Company Peer Group represents 16 companies in the laser technology field, all of which are listed on NASDAQ.


Description             1992     1993    1994     1995     1996     1997
 ..................... .......  ....... .......  .......  .......  .......

EXCEL TECHNOLOGY, INC.  100     195.65  165.22   230.43   282.61   386.96
S & P 500               100     110.08  111.53   153.45   188.68   251.63
PEER GROUP              100      87.99   95.79   159.17    96.07    88.69

(Assumes initial investment of $100 and reinvestment of dividends.)


       PROPOSAL TO APPROVE AND RATIFY THE 1998 STOCK OPTION PLAN

     In April 1998, the Board of Directors, subject to shareholder approval, adopted the 1998 Stock Option Plan for employees, including officers, and directors of , and consultants and advisors to the Company or any subsidiary corporation (aggregating approximately 300 persons as of December 31, 1997). A summary of the 1998 Stock Option Plan, as amended (the "Plan"), is set forth below. The summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit A.

     The Plan covers 1,000,000 shares of Common Stock (subject to adjustment to cover stock splits, stock dividends, recapitalizations and other capital adjustments). The options to be granted under the Plan will be designated as incentive stock options or non-incentive stock options by The Board of Directors or a committee thereof, which also will have discretion as to the persons to be granted options, the number of shares subject to the options , and the terms of the option agreements. Only employees (including officers) of the Company may be granted incentive stock options. The options to be granted under the Plan and designated as incentive stock options are intended to receive incentive stock option tax treatment pursuant to Section 422 of the Internal Revenue Code, as amended (the "Code").

     The Plan provides that all options thereunder shall be exercisable during a period of no more that ten years from the date of grant (five years for options granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company), depending upon the specific stock option agreement, and that the option exercise price for incentive stock options shall be at least equal to 100% of the fair market value of the Common Stock at the time of grant (110% for options granted to holders who own more than 10% of the total combined
voting power of all classes of stock of the Company).    In addition, the
aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.

     The Plan permits optionees whose employment is terminated without cause and other than by reason of death, disability or retirement at age 65, to exercise their options prior to the expiration thereof or within three months of termination, whichever is earlier, but only to the extent the holder had the right to exercise such options on the date of termination. If the employment of an optionee is terminated for cause and other than by reason of death, disability or retirement at age 65, any options granted to the optionee will terminate automatically. If employment is terminated by reason of disability or retirement at age 65, the optionee may exercise his options at any time prior to the expiration thereof or within one year from the date of termination (three months from the date of termination in the event of termination by reason of retirement at age 65), whichever is earlier, but only to the extent the holder had the right to exercise such options on the date of termination. If employment is terminated by death, the person or persons to whom the optionee's rights under the option are transferred by will or the laws of descent and distribution have similar rights of exercise within three months after such death (but not after the expiration of the option). Options are not transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and are exercisable during the optionee's lifetime only by the optionee. Shares subject to options which expire or terminate may be the subject of future options. The Plan terminates on April 8, 2008.

     If shares are issued to the holder of a non-incentive option under the Plan; (a) no income will be recognized by the holder at the time of grant of the option; (b) except as state below, upon exercise of the option, the holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares over the option price; (c) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company and would be subject to liability under Section 16(b) of the Exchange Act, then , unless the holder makes an election to be taxed under the rule of clause (b) above, the holder will recognize taxable ordinary income, at the time such Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she receives on the shares before that time will be taxable to him or her as compensation income; (d) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (b) or (c); and (e) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

     If shares are issued to the holder of an incentive stock option under the Plan (a) no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (b) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (c) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option; and (d) upon a sale or exchange of the shares after the later of (i) one year from the date of transfer of the shares to the original holder, or (ii) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain, and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied, the (aa) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (bb) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (cc) the holder may have additional long-term or short-term capital gain or loss; and (dd) the tax preference provision might not be applicable.

     The Plan provides for the cashless payment of the exercise price of options granted under the Plan by (a) delivery to the Company of shares of Common Stock having a fair market value equal to such purchase price,
(b) irrevocable instructions to a broker to sell shares of Common Stock to be issued upon exercise of the option, provided such shares are registered and transferable, followed by delivery to the Company of the amount of sale proceeds necessary to pay such purchase price, and delivery of the remaining cash proceeds less commissions and brokerage fees to the optionee or delivery of the remaining shares of Common Stock tot he optionee, or (c) by any combination of the methods of payment described in (a) and (b) above.

     Approval of the proposal to ratify and approve the Plan requires affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

     The Board of Directors recommends that the stockholders vote FOR ratification and approval of the Plan.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors has selected the accounting firm of KPMG Peat Marwick, LLP ("KPMG") to serve as independent auditors of the Company for the year ending December 31, 1998 and proposes the ratification of such decision. A representative of KPMG is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate stockholder questions.

      The Board of Directors recommends a vote FOR ratification of the selection of KPMG as the independent auditors for the Company for the year ending December 31, 1998.

                          CERTAIN TRANSACTIONS

      Howard S. Breslow, a director of the Company is a partner in Breslow & Walker, LLP, the Company's legal counsel. In 1996, the Company paid Breslow & Walker, LLP $130,000 for legal services.


       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission ("SEC") and the Nasdaq National Market. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

                          STOCKHOLDER PROPOSALS

      Stockholders who wish to present proposals for action at the 1998 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than December 18, 1998 for inclusion in next year's proxy statement and proxy card.


                    ANNUAL REPORT TO STOCKHOLDERS

      The Annual Report to Stockholders of the Company for the year ended December 31, 1997, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                            OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

      A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any stockholder upon written request to Antoine Dominic, Secretary, 41 Research Way, E. Setauket New York 11733

                                       By Order of the Board of Directors

                                       /s/ Antoine Dominic
                                       ..................................
                                       Antoine Dominic, Secretary


E. Setauket, New York
April 27, 1998

      STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.


Appendix A
 ...........

                         EXCEL TECHNOLOGY, INC.
                         1998 STOCK OPTION PLAN


1. PURPOSE OF PLAN. The purpose of this 1998 Stock Option Plan (the "Plan") is to further the growth and development of Excel Technology, Inc. (the "Company") by encouraging and enabling employees, officers, and directors of, and consultants and advisors to, the Company to obtain a proprietary interest in the Company through the ownership of stock (thereby providing such persons with an added incentive to continue in the employ or service of the Company and to stimulate their efforts in promoting the growth, efficiency, and profitability of the Company), and affording the Company a means of attracting to its service persons of outstanding quality.

2.   SHARES OF STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Section 12 hereof, an aggregate of 1,000,000 shares of the common stock, par value $.001 per share, of the Company ("Common Stock") shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan. As the Board of Directors of the Company ("Board of Directors") shall from time to time determine, such shares may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an option shall lapse, expire, or terminate without having been exercised in full, the unpurchased shares underlying such option shall (unless the Plan shall have been terminated) again be available for issuance pursuant to the Plan.

3.   ADMINISTRATION.

     a) The Board of Directors shall administer the Plan and, subject to the provisions of the Plan, shall have authority to determine and designate from time to time those persons eligible for a grant of options under the Plan, those persons to whom options are to be granted, the purchase price of the shares covered by each option, the time or times at which options shall be granted, and the manner in which said options are exercisable. In making such determination, the Board of Directors may take into account the nature of the services rendered by the respective persons, their present and potential contributions to the Company's success, and such other factors as the Board of Directors in its sole discretion shall deem relevant. Subject to the express provisions of the Plan, the Board of Directors also shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the instruments by which options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding, and conclusive.

     b) The Board of Directors may, at its discretion, in accordance with the provisions of Article III, Section 7 of the Company's By-Laws, appoint from among its members a Stock Option or Compensation Committee (the "Committee"). The Committee shall be composed of two or more directors and shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of options hereunder as are set forth above in Section 3(a), as the Board of Directors shall confer and delegate. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge, the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum and such majority shall determine its action. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding. No director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.   PERSONS TO WHOM SHARES MAY BE GRANTED

     a) Options may be granted to persons who are, at the time of the grant, employees (including part-time employees), officers, and directors of, or consultants or advisors to, the Company or any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), a "Subsidiary") as the Board of Directors (or Committee) shall select from time to time from among those nominated by the Board of Directors (or Committee). For the purposes of the Plan, options only may be granted to those consultants and advisors who shall render bona fide services to the Company and such services must not be in connection with the offer or sale of securities in a capital raising transaction. Subject to the provisions hereinafter set forth, options granted under the Plan shall be designated either (i) "Incentive Stock Options" (which term, as used herein, shall mean options intended to be "incentive stock options" within the meaning of Section 422 of the Code) or (ii) "Non-Incentive Stock Options" (which term, as used herein, shall mean options not intended to be incentive stock options" within the meaning of Section 422 of the Code). Each option granted to a person who is solely a director of, or consultant or advisor to, the Company or a Subsidiary on the date of the grant shall be designated a Non-Incentive Stock Option.

     b) The Board of Directors (or Committee) may grant, at any time, new options to a person who has previously received options, whether such prior options are still outstanding, have previously been exercised in whole or in part, have expired, or are canceled in connection with the issuance of new options. The purchase price of the new options may be established by the Board of Directors (or Committee) without regard to the existing option price.

5.   OPTION PRICE.

     a) The purchase price of the Common Stock underlying each option shall be determined by the Board of Directors (or Committee), which determination shall be final, binding, and conclusive; provided, however, in no event shall the purchase price of Incentive Stock Options be less than 100% (110% in the case of optionees who own more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock on the date the option is granted. In determining such fair market value, the Board of Directors (or Committee) shall consider (iii) the last sale price of the Common Stock on the date on which the option is granted or, if no such reported sale takes place on such day, the last reported bid price on such day, on NASDAQ or on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or (iv) if not listed or admitted to trading on NASDAQ or a national securities exchange, the closing bid price as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock on the date of grant. If the Common Stock is not publicly traded at the time an option is granted, the Board of Directors (or Committee) shall deem fair market value to be the fair value of the Common Stock after taking into account appropriate factors which may be relevant under applicable federal tax laws and Internal Revenue rules and regulations. For purposes of the Plan, the date of grant of an option shall be the date specified by the Board of Directors (or Committee) at the time it grants such option; provided, however, such date shall not be prior to the date on which the Board of Directors (or Committee) acts to approve the grant.

     b) The aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. Non-Incentive Stock Options shall not be subject to the limitations of this paragraph 5(b).

6.   EXERCISE OF OPTIONS.

     a) The number of shares which are issued pursuant to the exercise of an option shall be charged against the maximum limitations on shares set forth in Section 2 hereof.

     b) The exercise of an option shall be made contingent upon receipt by the Company from the holder thereof of (v) if deemed necessary by the Company, a written representation and acknowledgment that (1) at the time of such exercise it is the holder's then present intention to acquire the option shares for investment and not with a view to distribution or resale thereof, (2) the holder knows that the Company is not obligated to register the option shares and that the option shares may have to be held indefinitely unless an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), is available or the Company has registered the shares underlying the options, and (3) the Company may place a legend on the certificate(s) evidencing the option shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Act, and (vi) payment in full of the purchase price of the shares being purchased. Payment may be made in cash; by certified check payable to the order of the Company in the amount of such purchase price; by delivery to the Company of shares of Common Stock having a fair market value equal to such purchase price; by irrevocable instructions to a broker to sell shares of Common Stock to be issued upon exercise of the option (provided such shares are registered and transferable) and to deliver to the Company the amount of sale proceeds necessary to pay such purchase price and to deliver the remaining cash proceeds, less commissions and brokerage fees, to the optionee; or by any combination of such methods of payment.

7. TERM OF OPTIONS. The period during which each option granted hereunder shall be exercisable shall be determined by the Board of Directors (or Committee); provided, however, no option shall be exercis able for a period exceeding ten (10) years from the date such option is granted.

8. NON-TRANSFERABILITY OF OPTIONS. No option granted pursuant to the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, or shall be otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder), and an option shall be exercisable during the lifetime of the holder thereof only by such holder.

9. TERMINATION OF SERVICES. If an employee, officer, or director to whom an option has been granted under the Plan shall cease to be an em ployee, officer, or director of the Company or a Subsidiary by reason of a termination of such relationship without cause and other than by reason of death or disability, such holder may exercise such option at any time prior to the expiration date of the option or within three months after the date of termination, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. If an employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of a termination of such relationship for cause and other than by reason of death or disability, such options shall terminate, lapse, and expire forthwith and automatically. So long as the holder of an option shall continue to be in the employ, or continue to be a director, of the Company or one or more of its Subsidiaries, such holder's option shall not be affected by any change of duties or position. Absence on leave approved by the employing corporation shall not be considered an interruption of employment for any purpose under the Plan. The granting of an option in any one year shall not give the holder of the option any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary to terminate such holder's employment or services at any time. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

10. DISABILITY OF HOLDER OF OPTION. If any employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of disability, such holder may exercise such option at any time prior to the expiration date of the option or within one year after the date of termination for such reason, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant. For the purposes of the Plan, "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

11. DEATH OF HOLDER OF OPTION. If any employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of death, or such holder of an option shall die within three months after termination, or in the case of the death of an advisor or consultant to whom an option has been granted under the Plan, the option may be exercised by the person or persons to whom the optionee's rights under the option are transferred by will or by the laws of descent and distribution at any time prior to the expiration date of the option or, in the case of an employee, officer, or director, within three months from the date of death, whichever is earlier, but only to the extent the holder of the option had the right to exercise such option on the date of such termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     a) If the shares of Common Stock outstanding are changed in number, kind, or class by reason of a stock split, combination, merger, consolidation, reorganization, reclassification, exchange, or any capital adjustment, including a stock dividend, or if any distribution is made to stockholders other than a cash dividend and the Board of Directors (or Committee) deems it appropriate to make an adjustment, then (vii) the aggregate number and class of shares that may be issued or transferred pursuant to Section 2, (viii) the number and class of shares which are issuable under outstanding options, and (ix) the purchase price to be paid per share under outstanding options, shall be adjusted as hereinafter provided.

     b) Adjustments under this Section 12 shall be made in a propor tionate and equitable manner by the Board of Directors (or Committee), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the option adjusted accordingly.

     c) In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period immediately prior to such liquidation, merger, or consolidation, to exercise the option, in whole or in part. The granting of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

13. VESTING OF RIGHTS UNDER OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors (or Committee) or the stockholders of the Company shall constitute the vesting of any rights under any option. The vesting of such rights shall take place only when a written agreement shall be duly executed and delivered by and on behalf of the Company to the person to whom the option shall be granted.

14. RIGHTS AS A STOCKHOLDER. A holder of an option shall have no rights of a stockholder with respect to any shares covered by such holder's option until the date of issuance of a stock certificate to such holder for such shares.

15. TERMINATION AND AMENDMENT. The Plan was adopted by the Board of Directors on April 9, 1998, subject, with respect to the validation of Incentive Stock Options granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to April 8, 1999, any grants of Incentive Stock Options under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on April 8, 2008 (except as to options outstanding on that date). Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board of Directors (or Committee) may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board of Directors (or Committee) adopts a resolution authorizing any of the following actions,
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 12); (b) the provisions regarding eligibility for grants of Incentive Stock Options may not be modified; (c) the provisions regarding the exercise price at which shares may be offered pursuant to Incentive Stock Options may not be modified (except by adjustment pursuant to paragraph 12), and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board of Directors (or Committee) or stockholders alter or impair the rights of an optionee, without such optionee's consent, under any option previously granted to such optionee.

16. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors (or Committee) may modify, extend, or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, no modification of an option shall, without the consent of the holder thereof, alter or impair any rights or obligations under any option theretofore granted under the Plan.

17. CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS. Without the prior written consent of the holder of an Incentive Stock Option, the Board of Directors (or Committee) shall not alter the terms of such Incentive Stock Option (including the means of exercising such Incentive Stock Option) if such alteration would constitute a modification within the meaning of Section 424(h)(3) of the Code. The Board of Directors (or Committee), at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Incentive Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Board of Directors (or Committee) (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Incentive Stock Options as the Board of Directors (or Committee) in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Incentive Stock Options, and no such conversion shall occur until and unless the Board of Directors (or Committee) takes appropriate action.

18. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Incentive Stock Option, the transfer of a Non-Incentive Stock Option pursuant to an arm's length transaction, the making of a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder), the vesting of transfer of restricted stock or securities acquired on the exercise of an option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Board of Directors (or Committee) in its discretion may condition the exercise of an option, the transfer of a Non-Incentive Stock Option, or the vesting or transferability of restricted stock or securities acquired by exercising an option on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Board of Directors (or Committee), by the optionee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of option shares having an aggregate fair market value equal to the amount of such withholding taxes.

19. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board of Directors (or Committee), the members of the Board of Directors (or Committee) administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, and provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

20. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.


Appendix B
 ...........
                        [FORM OF PROXY CARD]

                        EXCEL TECHNOLOGY, INC.
                           41 Research Way
                        E. Setauket  NY 11733

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, acknowledging receipt of the proxy statement dated April 27, 1998 of Excel Technology, Inc., hereby constitutes and appoints
J. Donald Hill and Antoine Dominic and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned on the books of said corporation on May 11, 1998 at the Annual Meeting of the Stockholders of Excel Technology, Inc. to be held at the offices of Excel Technology, Inc., 780 Third Ave., New York, New York 10017 on June 24, 1998, at 10:00 A.M. EST, and any adjournments thereof.

      When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.

1.    ELECTION OF DIRECTORS

      [ ]  FOR all nominees listed below   [ ]  WITHHOLD AUTHORITY

                                J. Donald Hill,
                               Antoine Dominic,
                               Steven Georgiev,
                              Howard S. Breslow,
                                Jan A. Melles

(INSTRUCTION: to withhold authority to vote for any individual nominee, write in nominee's name on the line below.)

                         ..............................

2.    PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN
              [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

              [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

4. FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      Dated:  ......................................
                              Signature

                              ......................................
                              Signature if held jointly


            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY IN THE ENCLOSED ENVELOPE